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                                                                    Exhibit 23.2




                          Independent Auditors' Consent





The Board of Directors
SUPERVALU INC.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


/s/  KPMG LLP


Minneapolis, Minnesota
October 29, 1999